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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (date of earliest event reported): July 22, 2004


                              CROSSTEX ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                     000-50536                  52-2235832
(State of incorporation       (Commission file number)       (I.R.S. employer
    or organization)                                      identification number)


         2501 CEDAR SPRINGS, SUITE 600
                   DALLAS, TX                                       75201
    (Address of principal executive offices)                     (Zip code)



       Registrant's telephone number, including area code: (214) 953-9500

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
          --------

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER                    DESCRIPTION
         ------                    -----------

         99.1               --     Press Release dated July 22, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 22, 2004, Crosstex Energy, Inc. (the "Registrant") issued a press release announcing that it would restate its annual financial statements for 2002 and certain other periods due to the discovery of errors in its 2002 Consolidated Statement of Operations. The adjustment to the Registrant's 2002 Net Income has not yet been quantified. The adjustments are subject to change pending the final outcome of the review by the Registrant's external auditor.

     The Registrant plans to file an amended annual report on Form 10-K/A for the fiscal year ended December 31, 2003 and an amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2004 with the Securities and Exchange Commission as soon as practicable after the completion of its review of the appropriate accounting adjustments with its external auditor. For additional information, see the July 22, 2004 press release furnished as Exhibit 99.1 to this report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CROSSTEX ENERGY, INC.


Date:  July 22, 2004                         By:    /s/ William W. Davis
                                                --------------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------

99.1                --    Press Release dated July 22, 2004